Reverse Mortgage Funding LLC

RBIT 2018-1

Due Diligence Review

November 6, 2018

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2018 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 1,349 Home Equity Conversion Mortgage loans (“HECMs”) owned by Reverse Mortgage Funding LLC (“RMF” or “Client”). Each HECM is sub-serviced by either Compu-Link Corporation dba Celink (“Celink”) or Reverse Mortgage Solutions, Inc. (“RMS” and together with Celink, the “Sub-Servicers” and each a “Sub-Servicer”). The review included review of data, documentation and images provided by the Sub-Servicers, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. It also included data driven lien searches on a sample of Texas properties and ordering Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. The Procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Original sample selections were grossed up by 10% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced from 1,644 HECMs to 1,349 HECMs (the resulting 1,349 HECMs, the “Final Securitization Population”) after sample selections were made and due diligence commenced. The removal of HECMs from the original securitization population may have altered the statistical significance of a sample because a portion of the sampled HECMs were not included in the Final Securitization Population. Six (6) removals from the securitization population were requested by RMF on 8/27/18, nine (9) removals from the securitization population were requested by RMF on 9/6/2018, one hundred fifty (150) removals from the securitization population were requested by RMF on 9/12/18, one (1) removal from the securitization population was requested by RMF on 9/19/18, one (1) removal from the securitization population was requested by RMF on 9/28/2018, seventy-four (74) removals from the securitization population were requested by RMF on 10/11/18, and fifty-four (54) removals from the securitization population were requested by RMF on 11/2/18. Exceptions identified within the procedures below reflect HECMs remaining in the Final Securitization Population as of the date of this report.

Procedures

1.	Obtain a data tape from RMF, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the applicable Sub-Servicer’s servicing system of record agree to the data tape.
•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

AMC was provided direct access to Celink’s servicing system to review the data elements in the sub-servicing system of record as well as screenshots of Celink’s servicing system as of the data tape cutoff date (6/30/2018) or later to validate the data points in the scope. AMC was provided direct access to RMS’s servicing system to review the data elements in the sub-servicing system of record.

MIP Rate

From a sample of 280 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of 6/30/2018 to the value represented in the data tape. There were no exceptions noted.

AMC Diligence, LLC	November 2018	2 | Page

Reverse Mortgage Funding LLC, RBIT 2018-1 Due Diligence

Current UPB

From a sample of 280 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of 6/30/2018 to the value represented in the data tape. There were no exceptions noted.

Current Interest Rate

From a sample of 280 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of 6/30/2018 to the value represented in the data tape. There were no exceptions noted.

Marketable Title Date

From a sample of 280 HECMs, AMC originally identified twelve (12) HECMs with marketable title dates. RMF identified one (1) marketable title date that did not accurately reflect the loan status and updated the data tape removing the date. The ineligible loan was subsequently excluded from AMC’s marketable title data integrity testing. AMC reviewed the eleven (11) remaining HECMs with a marketable title date in the data tape. AMC reviewed servicing system screen shots or the servicing system for the eleven (11) HECMs and compared the marketable title date represented in the screen shot or servicing system as of 6/30/2018 to the value represented in the data tape. Two (2) exceptions were found, one of which RMF cleared with an updated data tape. One (1) exception remains. No other exceptions were identified.

Loan Status

From a sample of 280 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates. Thirty (30) exceptions were originally identified. Twenty-four (24) exceptions were cleared by a report provided by RMF showing the loan status. Six (6) exceptions remained. RMF subsequently updated the data tape, which cleared the remaining six (6) exceptions. There were no exceptions subsequently noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Max Claim Amount

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

•	Called Due Date

Max Claim Amount

From a sample of 280 HECMs, AMC reviewed HERMIT screen shots from both Sub-Servicers and compared the Max Claim Amount represented in the screen shot to the data tape provided by RMF. No exceptions were identified.

UPB at Called Due Date

From a sample of 280 HECMs, AMC identified 262 HECMs with a Called Due Date in the data tape. Eleven (11) total variances were originally identified with respect to the UPB at Called Due Date. Through a tape update provided by RMF that corrected Called Due Dates, AMC was able to clear six (6) variances. Five (5) variances remain.

AMC Diligence, LLC	November 2018	3 | Page

Reverse Mortgage Funding LLC, RBIT 2018-1 Due Diligence

For Celink: AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC compared the source documentation Called Due Date to the Called Due Date on the tape. If the dates matched, AMC looked up the UPB as of that date in the servicing system payment history. AMC compared the UPB represented in the servicing system at the time of the Called Due Date to the UPB at Called Due Date field in the 6/30/2018 data tape. Four (4) variances were identified. Two (2) variances were due to the Called Due Date and the UPB from the source data not matching the tape date and two (2) variances were due to missing supporting documentation that was needed in order for AMC to review the UPB at Called Due Date. There were no other Celink exceptions noted.

For RMS: AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC validated that date versus the Called Due Date represented in the servicing system then verified the UPB at Called Due Date field. AMC compared the UPB at Called Due Date represented in the servicing system to the UPB at Called Due Date in the 6/30/2018 data tape. AMC initially identified seven (7) total variances where the UPB at Called Due Date did not match the tape. RMF provided a tape update that corrected the Called Due Date and AMC was able to clear six (6) additional variances. One (1) variance remains. There were no other RMS exceptions noted.

Original Note Rate

From a sample of 280 HECMs, AMC reviewed the original Note, which was either provided by Celink or retrieved by AMC from RMS’s servicing system. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by RMF. There were no exceptions noted.

Margin (on adjustable rate HECMs)

From a sample of 280 HECMs, AMC identified 42 HECMs with adjustable rate features. AMC reviewed the Original Note for the 42 HECMs, which was either provided by Celink or retrieved by AMC from RMS’s servicing system. AMC compared the Margin represented in the Note to the Margin represented in the tape provided by RMF. There were no exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 280 HECMs, AMC identified 45 HECMs with adjustable rate features. AMC reviewed the Original Note for the 42 HECMs, which was either provided by Celink or retrieved by AMC from RMS’s servicing system. AMC compared the Index represented in the Note to the Index represented in the tape provided by RMF. There were no exceptions noted.

Debenture Rate

From a sample of 280 HECMs, AMC reviewed HERMIT screen shots from both Sub-Servicers to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. There were no exceptions noted.

Foreclosure First Legal Date

From a sample of 280 HECMs, AMC identified 219 HECMs with a Foreclosure First Legal Date. AMC reviewed the 219 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by RMF. AMC’s diligence results identified nine (9) total variances. With respect to two (2) variances, the First Legal Date from the filing document did not match the data tape. The average difference between the First Legal Date from the filing document and the First Legal Date from the data tape was eight (8) days. With respect to six (6) variances, no First Legal Date documentation was provided. With respect to one (1) variance, the document that was provided was corrupt and AMC was unable to open it and did not receive an alternative copy from RMF. There were no other exceptions noted.

Closing Date

From a sample of 280 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from both Sub-Servicers to determine the closing date recognized by HUD and compared the date to the tape data. AMC identified twenty-one (21) total variances, which were cleared when RMF provided an updated data tape. There were no exceptions subsequently noted.

AMC Diligence, LLC	November 2018	4 | Page

Reverse Mortgage Funding LLC, RBIT 2018-1 Due Diligence

Amortization Type

From a sample of 280 HECMs, AMC reviewed the original Note, which was either provided by Celink or retrieved by AMC from RMS’s servicing system, to compare the Amortization Type represented in the Note and Riders to the data tape provided by RMF. There were no exceptions noted.

FHA Case Number

From a sample of 280 HECMs, AMC reviewed HERMIT screen shots from both Sub-Servicers and compared the FHA Case Number represented in the screen shot to the data tape provided by RMF. There were no exceptions noted.

Original Principal Limit

From a sample of 280 HECMs, AMC reviewed HERMIT screen shots from both Sub-Servicers to determine the Original Principal Limit and compared the Original Principal Limit to the tape provided by RMF. There were no exceptions noted.

Called Due Date

From a sample of 280 HECMs, AMC identified 262 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC identified thirty (30) instances where the Called Due Date reported was found to have a variance versus the tape provided by RMF during the diligence performed. Twenty-nine (29) of the exceptions noted were cleared with an updated data tape provided by RMF. One (1) exception remained. There were no other exceptions noted.

2.	Obtain and review FHA reporting from RMF and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 1,349 assets in the Final Securitization Population. On September 7, 2018 AMC observed RMF via webcast retrieve an Excel export report of all RMF HECMs within the HERMIT system, which included current endorsement status. RMF then saved and transmitted the report directly to AMC for review. Of the 1,349 HECMs, as of the observed report webcasts, 1,349 were actively endorsed as of the tape cut off date. There were no exceptions noted.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and
a.	Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 294 of the most recent appraisals found in the Final Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC identified twenty-seven (27) unique HECMs with variances. Twenty-four (24) exceptions were cleared when RMF provided an updated data tape, leaving three (3) variances. One (1) variance is due to a date and amount discrepancy, one (1) variance is due to a date discrepancy, and one (1) variance is due to no valuation being provided. No other exceptions were noted.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

AMC Diligence, LLC	November 2018	5 | Page

Reverse Mortgage Funding LLC, RBIT 2018-1 Due Diligence

4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

AMC reviewed 270 HECMs in the Final Securitization Population and compared property occupancy status represented in the inspection report to the occupancy information in the data tape. AMC identified 262 variances where the property inspection report showed a different result than the data tape. The remaining eight (8) HECMs had inspections that were not provided or could not be located by the applicable Sub-Servicer for review. The variances identified were shared with RMF. RMF explained that the variances in occupancy status reflected on the data tape were due to differences between the Sub-Servicer system reports and the outcomes found on the property inspections. Both Celink and RMS do not currently store inspection-based occupancy data in their servicing platforms. The different occupancy data source has resulted in the high variance rates. RMF further explained that both Sub-Servicers have initiatives to begin storing property inspection outcomes in their servicing system in the future.

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by RMF.

From a sample of 270 HECMs in the Final Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. The initial due diligence results identified twenty-one (21) variances.

RMF was able to provide auxiliary documentation with respect to eighteen (18) of the twenty-one (21) variances to support the borrower’s age, however the supporting auxiliary documentation did not include government issued IDs. AMC has noted these as an identification type of “Other” within the detail report. RMF was unable to provide borrower documents validating age for two (2) HECMs. AMC received illegible imaged copies of identifying documents for one (1) additional HECM. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:
a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,

AMC identified 235 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested the foreclosure and bankruptcy attorney fees from the 235 HECMs against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by RMF. Of the 235 HECMs with advances, AMC identified eighty-four (84) HECMs with over-allowable advances.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 282 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 282 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by RMF. RMF was unable to provide over-allowable approvals to support associated advances on six (6) disbursements. There were no other exceptions noted.

c.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 260 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from the 260 HECMs, requested relevant invoice support from RMF and verified that the amount and coding of the disbursement was accurately represented in the servicing system. RMF was unable to provide the correct loan-level invoices to support a transaction amount on thirteen (13) disbursements. There were no other exceptions noted.

AMC Diligence, LLC	November 2018	6 | Page

Reverse Mortgage Funding LLC, RBIT 2018-1 Due Diligence

d.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 284 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from the 284 HECMs, retrieving the invoice for the transaction from RMF’s system and requesting relevant invoice support for Celink from RMF and verified that the amount and coding of the disbursement is accurately represented in the servicing system. RMF was unable to provide the correct loan-level invoices to support a transaction amount on four (4) disbursements. There were no other exceptions noted.

6.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.
a.	AMC will review the searches to determine if lien is indeed in first position and if the lien search information matches the title information in the loan file.

AMC reviewed tax lien search results provided by a third party on ninety (90) HECMs in the Final Securitization Population. Of the ninety (90) HECMs with assessment data, AMC noted thirty-two (32) total exceptions across twenty (20) unique HECMs. The twenty (20) unique HECMs with exceptions were as follows:

▪	Civil New Filing	4 HECMs
▪	2 Civil Judgments	2 HECMs
▪	3 Civil Judgments	1 HECMs
▪	Civil Judgement	7 HECMs
▪	Civil Judgment and Federal Tax Lien	1 HECM
▪	Forcible Entry/Detainer and 2 Civil Judgments	1 HECM
▪	Forcible Entry/Detainer, 2 Civil New Filings, and Civil Judgment	1 HECM
▪	Small Claims Judgment and Civil Judgment	1 HECM
▪	Civil Judgment and Judgment Lien	1 HECM
▪	Small Claims Judgment	1 HECM

7.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs were ordered for a total of 215 HECMs in the Final Securitization Population. The results of all the valuations have been provided to RMF.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

AMC Diligence, LLC	November 2018	7 | Page